                                                                    EXHIBIT 99.5

                             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                               AS OF JUNE 30, 2000
                                                  (in thousands)

                                        ACT                     GSS Thailand Conversion          Pro Forma          Pro Forma
                                    Manufacturing  GSS Thailand      to U.S. GAAP               Adjustments          Combined
                                    -------------  ------------ -----------------------         -----------         ----------
               ASSETS
 Current Assets:
       Cash and cash equivalents    $    124,387   $     1,887  $                     -         $   (85,400)   (A)  $   40,874
       Short-term investments                  -           701                        -                   -                701
       Accounts receivable trade,        207,815        13,277                        -                   -            221,092
         net
       Inventory                         207,973        26,084                        -                   -            234,057
       Prepaid expenses and other          9,596         2,356                        -                   -             11,952
         assets
       Deferred tax asset                  1,252             -                        -                   -              1,252
                                    ------------   -----------  -----------------------         -----------         ----------

           Total current assets          551,023        44,305                        -             (85,400)           509,928

 Property and equipment - net             37,588        16,092                    7,453   (1)        (6,387)   (A)      54,746
 Note receivable related party                 -           619                        -                   -                619
 Goodwill - net                            9,861             -                        -              76,540    (A)      86,401
 Investment in related party                 612             -                        -                   -                612
 Assets held for sale                          -         7,860                    6,072   (1)          (214)   (A)      13,718
 Other assets - net                       19,011           121                        -                   -             19,132
                                    ------------   -----------  -----------------------         -----------         ----------
           Total                    $    618,095   $    68,997  $                13,525         $   (15,461)        $  684,156
                                    ============   ===========  =======================         ===========         ==========

   LIABILITIES AND STOCKHOLDERS'
              EQUITY

 Current Liabilities:
       Note payable bank                       -        29,479  $                     -         $         -         $   29,479
       Current portion of
        long-term debt                     3,374         1,047                        -                   -              4,421
       Accounts payable                  124,831        22,113                        -                   -            146,944
       Advance from customer              50,000             -                        -                   -             50,000
       Accrued compensation and
        related taxes                      4,796             -                        -                   -              4,796
       Deferred taxes                        253             -                        -                   -                253
       Accrued expenses and other         12,849         4,280                        -               7,000    (A)      24,129
                                    ------------   -----------  -----------------------         -----------         ----------
           Total current
            liabilities                  196,103        56,919                        -               7,000            260,022

 Long-term debt-less current
  portion                                122,532         3,142                        -                   -            125,674
 Convertible subordinated notes          100,000             -                        -                   -            100,000
 Deferred taxes                            2,735             -                        -                   -              2,735
 Other long-term liabilities               2,461             -                        -                   -              2,461
                                                                                                                             -
 Stockholder's Equity:                                                                                                       -
                                                                                                                             -
       Common stock                          168         5,379                        -              (5,379)   (A)         168
       Additional paid-in-capital        161,157        24,667                        -             (24,667)   (A)     161,157
       Accumulated other
        comprehensive (loss) income         (953)        1,866                   24,463  (1)(3)     (26,329)   (A)        (953)
       Retained earnings (loss)           33,892       (22,976)                 (10,938) (1)(3)      33,914    (A)      33,892
                                    ------------   -----------  -----------------------         -----------         ----------
       Total stockholder's equity        194,264         8,936                   13,525             (22,461)           194,264
                                    ------------   -----------  -----------------------         -----------         ----------
           Total                    $    618,095   $    68,997  $                13,525         $   (15,461)        $  685,156
                                    ============   ===========  =======================         ===========         ==========

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 2000
                     (in thousands, except per share data)

                                                                           GSS Thailand
                                               ACT                         Conversion to              Pro Forma        Pro Forma
                                           Manufacturing   GSS Thailand      U.S. GAAP               Adjustments        Combined
                                          --------------   ------------    -------------             -----------        ---------
Net sales                                 $      482,058   $  76,021       $          -              $        -         $ 558,079

Cost of goods sold                               439,368      69,180                532     (2)             (152)(F)      508,928
                                          --------------   ------------    -------------             -----------        ---------

Gross profit                                      42,690       6,841               (532)                    152            49,151

Selling, general and administrative               17,248       4,840               (446)    (2)(3)            -            21,642
  expenses
Amortization of goodwill                             473           -                  -                    3,827(B)         4,300
                                          --------------   ------------   ---------------            -----------        ---------

Operating income (loss)                           24,969       2,001                (86)                  (3,675)          23,209

Interest expense, net                              4,259       1,685                  -                      183(C)         9,025
                                                                                                           2,042(D)
                                                                                                             856(E)

Other (income), net                                 (894)     (1,704)                 -                        -           (2,598)
                                          --------------   ------------   ---------------            -----------        ---------

Income (loss) before provision for                21,604       2,020                (86)                  (6,756)          16,782
   income taxes
Provision (benefit) for income taxes               8,426          27                  -                   (1,172)(G)        7,281
                                          --------------   ------------   ---------------            -----------        ---------

Net income (loss)                         $       13,178   $   1,993      $         (86)             $    (5,584)       $   9,501
                                          ==============   ============   ===============            ===========        =========

Basic net income per common share         $         0.79                                                                $    0.57
                                          ==============                                                                =========
Diluted net income per common share       $         0.74                                                                $    0.54
                                           ==============                                                                =========

Weighted average shares outstanding               16,631                                                                   16,631
   - basic
Weighted average shares outstanding               17,755                                                                   17,755
   - diluted

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1999
                     (in thousands, except per share data)

                                                                         GSS Thailand
                                         ACT                             Conversion to     Pro Forma         Pro Forma
                                    Manufacturing     GSS Thailand         U.S. GAAP      Adjustments        Combined
                                    -------------     ------------       ------------      ---------       ----------

 Net sales                          $    696,282        $    242,199     $          -               -      $   938,481

 Cost of goods sold                      641,856             228,013              1,025(2)       (304)(F)      870,590

 Gross profit                             54,426              14,186             (1,025)          304           67,891

 Selling, general and                     28,945              15,681               (905)(2)(3)      -           43,721
   administrative expenses

 Amortization of goodwill                    591                   -                  -         7,654 (B)        8,245

 Merger costs                              5,601                   -                  -             -            5,601
                                    ------------        ------------       ------------       -------      -----------
 Operating income (loss)                  19,289              (1,495)              (120)       (7,350)          10,324

 Interest expense (income), net            5,256               5,115                  -           629 (C)       17,410
                                                                                                7,000 (D)
                                                                                                 (590)(E)
 Other expense (income), net                   6                (871)                 -             -             (865)

 Loss on disposal of assets                    -               2,393                  -             -            2,393
                                    ------------        ------------       ------------     ---------      -----------
                                           5,262               6,637                  -         7,039           18,938
                                    ------------        ------------       ------------     ---------      -----------
 Income (loss) before provision           14,027              (8,132)              (120)      (14,389)          (8,614)
   for income taxes

 Provision (benefit) for
   income taxes                            7,793                  53                  -        (2,816)(G)        5,030
                                    ------------        ------------       ------------     ---------      -----------
 Net income (loss)                  $      6,234        $     (8,185)      $       (120)    $ (11,573)     $   (13,644)
                                    ============        ============       ============     =========      ===========

 Basic net income (loss)
    per common share                $       0.47                                                           $     (1.03)
                                    ============                                                           ===========

 Diluted net income (loss)
    per common share                $       0.45                                                           $     (1.03)
                                    ============                                                           ===========
 Weighted average shares
    outstanding - basic                   13,265                                                                13,265

 Weighted average shares                  13,916                                                                13,265
    outstanding - diluted

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1- Basis of Presentation

     The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2000 and the year ended December 31, 1999 give effect to the issuance of $100.0 million of notes and the acquisition of all issued shares and outstanding options of GSS Thailand as if the transaction had occurred at the beginning of those fiscal periods. The unaudited pro forma condensed combined balance sheet as of June 30, 2000 gives effect to the acquisition of GSS Thailand as if it had occurred on June 30, 2000.

     The unaudited pro forma condensed combined financial statements assume the acquisition of GSS Thailand was financed with the proceeds from the issuance of the notes.

     GSS Thailand prepares its financial statements in accordance with Thai GAAP, which differs in certain respects from U.S. GAAP. The accompanying unaudited pro forma condensed combined balance sheet and statements of operations include certain conforming adjustments (Note 2) in order to present GSS Thailand in accordance with U.S. GAAP.

     On August 2, 2000, the Company completed the purchase of 99.02% of the issued shares and outstanding options of GSS Thailand for approximately $85.4 million in cash.

     We have used an interest rate of 7.0% on the $100.0 million of notes for the year ended December 31, 1999 and the six months ended June 30, 2000, respectively.

     Below is a table of the estimated purchase price and purchase price allocation for GSS Thailand as of June 30, 2000. The purchase price and purchase price allocation are subject to change based on, among other things, fluctuations in the baht/dollar exchange rate, actual transaction costs, and final valuations and appraisals.

     PURCHASE PRICE (IN THOUSANDS):
         Cash.......................................   $ 85,400
         Estimated transaction costs................      7,000
                                                       --------
         Total purchase price.......................   $ 92,400
                                                       ========
     PURCHASE PRICE ALLOCATION (IN THOUSANDS):
         Fair value of net assets acquired..........   $ 15,860
         Goodwill and other intangibles.............     76,540
                                                       --------
         Total purchase price allocation............   $ 92,400
                                                       ========

Note 2- GSS Thailand Conversion to U.S. GAAP

     Adjustments have been made to the unaudited pro forma condensed combined financial statements to conform GSS Thailand's accounting practices to U.S. GAAP. The principal differences result from the determination that, under U.S. GAAP, the functional currency of GSS Thailand would be the U.S. dollar as it represents the primary economic environment in which the company operates. The adjustments reflect the following:

     (1) To record the effects of the functional currency change on the historical cost of property and equipment.

     (2) To record the effects of the functional currency change on depreciation expense.

     (3) To record the effects of the functional currency change on exchange gains and losses.

Note 3 -- Pro Forma Adjustments

     Adjustments have been made to the unaudited pro forma condensed combined financial statements to reflect the following:

  (A)   To record the acquisition of GSS Thailand.

  (B) To record amortization of goodwill over an estimated useful life of 10 years.

  (C) To record amortization of the $4.4 million in debt issuance costs over an estimated useful life of 7 years.

  (D)   To record interest on the Notes of 7.0%.

  (E) To eliminate interest earned on the cash used to fund the acquisition for the six months ended June 30, 2000 and to record interest earned on the excess of net proceeds from the notes over the purchase price for the year ended December 31, 1999.

  (F) To adjust depreciation based on the fair value of property, plant and equipment.

  (G) To record the income tax adjustments related to (C), (D) (E) and (F). Amortization of goodwill as described in (B) is not tax deductible, and therefore, there is no pro forma tax effect to record.